EXHIBIT 99.1

                                   Agway Inc.
                                   Chapter 11
                       Case No. 02-65872 through 02-65877
                               Month of: July 2003

                            CERTIFICATION OF PREPARER


The accompanying unaudited consolidated and consolidating balance sheets and income statements are prepared by Company management in conformity with generally accepted accounting principles in the United States of America on a going concern basis, with the possible exception of accounting for the settlement and curtailment of retiree benefits recognized during prior periods. The Company has not made adjustments to reflect the probable liquidation of the Company. The most significant such adjustment would record unrecognized net actuarial losses with respect to the pension plan and any excise tax payable on any remaining net gain from the termination of the pension plan. As of June 30, 2003, the recognized net pension asset approximated $180 million, while the unrecognized net actuarial losses approximately $125 million. The unrecognized actuarial loss is typically only calculated annually but varies each month and would be material if recognized currently. Subject to the foregoing, the undersigned, having prepared the accompanying reports, certifies under penalty of perjury that the information continued therein is complete, accurate and truthful on the basis upon which they were prepared to the best of my knowledge.



February 17, 2004                       /s/ Peter J. O'Neill
---------------------------            -----------------------------------------
Date                                    Signature of Preparer

                                        Peter J. O'Neill
                                        Agway Inc.
                                        Senior Vice President, Finance & Control
                                        333 Butternut Drive
                                        Dewitt, NY 13214
                                        (315) 449-6568

                        AGWAY INC. CONSOLIDATED
                             BALANCE SHEET
                               July 2003

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------

     82,804               Cash and Equivalents                  72,908              (9,896)
     93,777         Trade and Notes Receivable, Net            100,870               7,093
      5,742          Advances and Other Receivables              7,243               1,501
         85              Lease Receivables, Net                     68                 (17)
     25,794                   Inventories                       25,549                (245)
      5,170                 Prepaid Expenses                     4,355                (815)
     24,041               Other Current Assets                  19,533              (4,508)
------------                                                 ----------     ---------------

    237,413               Total Current Assets                 230,526              (6,887)

      4,033            Other Security Investments               15,757              11,724
     97,860         Property, Plant & Equipment, Net            98,507                 647
      2,630         Long Term Lease Receivbles, Net              2,181                (449)
    180,272                Net Pension Asset                   180,522                 250
        631             Intangible Assets - Net                    638                   7
     49,982             Other Long - Term Assets                50,465                 483
------------                                                 ----------     ---------------
    572,821                   Total Assets                     578,596               5,775
============                                                 ==========     ===============


        300      Current Installment of Subordinated Debt          416                (116)
        161      Current Installment of Long-Term Debt             178                 (17)
     11,593             Accounts Payable - Trade                14,551              (2,958)
     36,231             Accounts Payable - Other                29,947               6,284
     35,805       Accrued & Other Current Liabilities           37,972              (2,167)
------------                                                 ----------     ---------------
     84,090             Total Current Liabilites                83,064               1,026

      1,439                  Long-Term Debt                      1,410                  29
     15,953           Other Long -Term Liabilities              15,630                 323
------------                                                 ----------     ---------------
     17,392           Total Long -Term Liabilities              17,040                 352

    519,567        Liabilities Subject to Compromise           519,673                (106)
     31,997                 Preferred Stock                     31,997                   -
      2,411                   Common Stock                       2,411                   -
    (80,020)                Retained Margins                   (72,674)             (7,346)
     (2,616)                  Other Equity                      (2,915)                299
------------                                                 ----------     ---------------
    (48,228)                  Total Equity                     (41,181)             (7,047)

------------                                                 ----------     ---------------
    572,821           Total Liabilities and Equity             578,596              (5,775)
============                                                 ==========     ===============



                                 DEBTOR
                             BALANCE SHEET
                               July 2003

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
     56,678               Cash and Equivalents                  57,578                 900
     38,376         Trade and Notes Receivable, Net             40,343               1,967
      2,000          Advances and Other Receivables              2,177                 177
     12,262                   Inventories                       13,399               1,137
      2,428                 Prepaid Expenses                     2,453                  25
     (2,431)              Deferred Income Tax                   (2,431)                  -
     19,158               Other Current Assets                  17,235              (1,923)
------------                                                 ----------
                                                                            ---------------
    128,471               Total Current Assets                 130,754               2,283

     93,668            Other Security Investments               96,702               3,034
     19,414         Property, Plant & Equipment, Net            19,938                 524
    180,272                Net Pension Asset                   180,522                 250
        250             Intangible Assets - Net                    250                   -
     47,984             Other Long - Term Assets                48,467                 483
------------                                                 ----------     ---------------
    470,059                   Total Assets                     476,633               6,574
============                                                 ==========     ===============

        136      Current Installment of Long-Term Debt             153                 (17)
      5,001             Accounts Payable - Trade                 6,119              (1,118)
      4,831             Accounts Payable - Other                 4,476                 355
      1,429       Accrued & Other Current Liabilities            3,030              (1,601)
------------                                                 ----------     ---------------
     11,397             Total Current Liabilites                13,778              (2,381)

      1,392                  Long-Term Debt                      1,385                   7
    (11,991)         Deferred Federal Income Taxes             (11,991)                  -
     (1,039)          Other Long -Term Liabilities              (1,158)                119
------------                                                 ----------     ---------------
    (11,638)          Total Long -Term Liabilities             (11,764)                126

    520,218        Liabilities Subject to Compromise           520,431                (213)
     (1,691)             Net Operating Advance                  (4,630)              2,939

     31,997                 Preferred Stock                     31,997                   -
      2,411                   Common Stock                       2,411                   -
    (80,019)                Retained Margins                   (72,675)             (7,344)
     (2,616)                  Other Equity                      (2,915)                299
------------                                                 ----------     ---------------
    (48,227)                  Total Equity                     (41,182)             (7,045)

------------                                                 ----------     ---------------
    470,059           Total Liabilities and Equity             476,633              (6,574)
============                                                 ==========     ===============


                             TOTAL RESIDUAL
                             BALANCE SHEET
                               July 2003

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
     26,193               Cash and Equivalents                  14,519             (11,674)
      7,926         Trade and Notes Receivable, Net              9,934               2,008
         85              Lease Receivables, Net                     68                 (17)
         37                 Prepaid Expenses                        50                  13
      2,398               Other Current Assets                   2,398                   -
------------                                                 ----------
                                                                            ---------------
     36,639               Total Current Assets                  26,969              (9,670)

          -            Other Security Investments               11,653              11,653
      1,840         Property, Plant & Equipment, Net             1,851                  11
      3,259         Long Term Lease Receivbles, Net              2,940                (319)
      1,005             Other Long - Term Assets                 1,005                   -
------------                                                 ----------     ---------------
     42,743                   Total Assets                      44,418               1,675
============                                                 ==========     ===============

        300      Current Installment of Subordinated Debt          416                (116)
         54             Accounts Payable - Trade                  (207)                261
         51             Accounts Payable - Other                    36                  15
      8,011       Accrued & Other Current Liabilities            8,765                (754)
------------                                                 ----------     ---------------
      8,416             Total Current Liabilites                 9,010                (594)

         13           Other Long -Term Liabilities                   8                   5
------------                                                 ----------     ---------------
         13           Total Long -Term Liabilities                   8                   5

      7,717        Liabilities Subject to Compromise             7,942                (225)
     20,478              Net Operating Advance                  21,370                (892)

      2,050            Additional Paid-in-Capital                2,050                   -
    (27,931)                Retained Margins                   (27,962)                 31
     32,000                   Other Equity                      32,000                   -
------------                                                 ----------     ---------------
      6,119                   Total Equity                       6,088                  31

------------                                                 ----------     ---------------
     42,743           Total Liabilities and Equity              44,418              (1,675)
============                                                 ==========     ===============

                             AGWAY INC. CONSOLIDATED
                           CONSOLIDATING BALANCE SHEET
                                    July 2003

                                                                                                            ELIMS &
                                             AG         CPG     ENERGY     TELMARK     INSUR.      CORP     OTHER       CONSOL
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Cash and Equivalents                          2,296       371     3,230           -          -     58,630     18,277     82,804
Trade and Notes Receivable, Net              27,344     6,410    52,242           -          -          -      7,781     93,777
Advances and Other Receivables                  124     1,325     3,742           -          -      1,508       (957)     5,742
Lease Receivables, Net                            -         -         -           -          -          -         85         85
Inventories                                   9,603     2,658    13,532           -          -          -          1     25,794
Prepaid Expenses                                854       106     2,729           -          -      2,736     (1,255)     5,170
Deferred Income Tax                               -         -     2,431           -          -     56,150    (58,581)        -
Other Current Assets                              -         1     4,883           -          -     16,760      2,397     24,041
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Current Assets                         40,221    10,871    82,789           -          -    135,784    (32,252)   237,413

Other Security Investments                    2,232       907         -           -          -     82,293    (81,399)     4,033
Property, Plant & Equipment, Net              9,248     7,573    78,446           -          -        754      1,839     97,860
Long Term Lease Receivbles, Net                   -         -         -           -          -         -       2,630      2,630
Net Pension Asset                                 -         -         -           -          -    180,272          -    180,272
Intangible Assets - Net                         250         -       381           -          -         -           -        631
Other Long -Term Assets                          29       508     1,998           -          -    202,077   (154,630)    49,982
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Assets                                 51,980    19,859   163,614           -          -    601,180   (263,812)   572,821
                                          ==========  ========  ========   =========  =========   =======   ========   =========



Current Installment of Subordinated Debt          -         -         -           -          -         -         300        300
Current Installment of Long-Term Debt            38        98        25           -          -         -           -        161
Accounts Payable - Trade                      2,395     3,113     6,031           -          -         -          54     11,593
Accounts Payable - Other                        (51)       71    31,368           -          -     4,792          51     36,231
Accrued & Other Current Liabilities           3,426     3,827    35,086           -          -    14,135     (20,669)    35,805
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Current Liabilites                      5,808     7,109    72,510           -          -    18,927     (20,264)    84,090

Long-Term Debt                                   23     1,369        25           -          -         -          22      1,439
Deferred Federal Income Taxes                     -         -    11,991           -          -    81,213     (93,204)        -
Other Long -Term Liabilities                      -        26    17,159           -          -     6,478      (7,710)    15,953
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Long -Term Liabilities                     23     1,395    29,175           -          -    87,691    (100,892)    17,392

Liabilities Subject to Compromise            69,555    25,485         -           -          -    496,466    (71,939)   519,567
Net Operating Advance                       (25,450)   (3,174)  (19,198)          -          -    (50,173)    97,995         -

Preferred Stock                                   -         -         -           -          -    31,997           -     31,997
Common Stock                                      1         -     3,502           -          -     2,411      (3,503)     2,411
Additional Paid-in-Capital                    6,754         -    34,091           -          -         -     (40,845)        -
Retained Margins                             (4,711)  (10,956)   42,456           -          -    17,555    (124,364)   (80,020)
Other Equity                                      -         -     1,078           -          -    (3,694)          -     (2,616)
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Equity                                  2,044   (10,956)   81,127           -          -    48,269    (168,712)   (48,228)

                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Liabilities and Equity                 51,980    19,859   163,614           -          -    601,180   (263,812)   572,821
                                          ==========  ========  ========   =========  =========   =======   ========   =========

                                     DEBTOR
                           CONSOLIDATING BALANCE SHEET
                                    July 2003

                                                                                                            ELIMS &
                                           AGWINC     AGENCY    BRUBAKER   CB ADAMS   CB DEBERRY   FCI      OTHER       CONSOL
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Cash and Equivalents                         57,851         -         -         138          -     1,029      (2,340)    56,678
Trade and Notes Receivable, Net              31,202         -         -       1,977          -     5,273         (76)    38,376
Advances and Other Receivables                1,998         -         -           2          -         -           -      2,000
Inventories                                   9,642         -         -         683          -     1,937           -     12,262
Prepaid Expenses                              2,418         1         -           8          -         2          (1)     2,428
Deferred Income Tax                          (2,431)        -         -           -          -         -           -     (2,431)
Other Current Assets                         19,158         -         -          (1)         -         -           1     19,158
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Current Assets                        119,838         1         -       2,807          -     8,241      (2,416)   128,471

Other Security Investments                   81,473         -         -           -          -         -      12,195     93,668
Property, Plant & Equipment, Net             16,241         -         -       2,015          -     1,159          (1)    19,414
Net Pension Asset                           180,272         -         -           -          -         -           -    180,272
Intangible Assets - Net                           -         -         -           -          -       250           -        250
Other Long -Term Assets                      47,468         -         -         508          -         7           1     47,984
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Assets                                445,292         1         -       5,330          -     9,657       9,779    470,059
                                          ==========  ========  ========   =========  =========   =======   ========   =========



Current Installment of Long-Term Debt            38         -         -          98          -         -           -        136
Accounts Payable - Trade                      3,567         -         -       1,203          -       231           -      5,001
Accounts Payable - Other                      4,831         -         -           -          -         -           -      4,831
Accrued & Other Current Liabilities          (1,528)        1         3         880          5       699       1,369      1,429
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Current Liabilites                      6,908         1         3       2,181          5       930       1,369     11,397

Long-Term Debt                                    -         -         -       1,369          -        23           -      1,392
Deferred Federal Income Taxes               (11,991)        -         -           -          -         -           -    (11,991)
Other Long -Term Liabilities                 (1,065)        -         -          26          -         -           -     (1,039)
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Long -Term Liabilities                (13,056)        -         -       1,395          -        23           -    (11,638)

Liabilities Subject to Compromise           518,574     3,157     2,999       3,606      6,691     7,641     (22,450)   520,218
Net Operating Advance                       (18,906)      (21)   (1,606)        880         57      (759)     18,664     (1,691)

Preferred Stock                              31,997         -         -           -          -         -           -     31,997
Common Stock                                  2,411        10         -           -          -         -         (10)     2,411
Additional Paid-in-Capital                        -     2,181     2,050           -          -     6,754     (10,985)        -
Retained Margins                            (80,020)   (5,327)   (3,446)     (2,732)    (6,753)   (4,932)     23,191    (80,019)
Other Equity                                 (2,616)        -         -           -          -         -           -     (2,616)
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Equity                                (48,228)   (3,136)   (1,396)     (2,732)    (6,753)    1,822      12,196    (48,227)
                                                                                                                   -
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Liabilities and Equity                445,292         1         -       5,330          -     9,657       9,779    470,059
                                          ==========  ========  ========   =========  =========   =======   ========   =========

                    AGWAY DISCONTINUED OPERATIONS & RESIDUAL
                           CONSOLIDATING BALANCE SHEET
                                    July 2003


                                          AGRONOMY    SEEDWAY   BRUBAKER   TELMARK    SUNFLOWER   RETAIL     CORP       TOTAL
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Cash and Equivalents                            167         -         -      26,016         10         -           -     26,193
Trade and Notes Receivable, Net               3,148         0         -       3,159          -     1,619           -      7,926
Lease Receivables, Net                            -         -         -          85          -         -           -         85
Prepaid Expenses                                  5         -         -          13          -        20           -         37
Other Current Assets                             (0)        -         -          (0)         -     2,398           -      2,398
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Current Assets                          3,320         0         -      29,273         10     4,036           -     36,639

Other Security Investments                        -         -         0           -          -         -           -          0
Property, Plant & Equipment, Net                855         -         -           -          -       984           -      1,840
Long Term Lease Receivbles, Net                   -         -         -       3,259          -         -           -      3,259
Other Long -Term Assets                       1,005         -         -           0          -         0           -      1,005
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Assets                                  5,181         0         0      32,531         10     5,021           -     42,743
                                          ==========  ========  ========   =========  =========   =======   ========   =========


Current Installment of Subordinated Debt          -         -         -         300          -         -           -        300
Accounts Payable - Trade                       (478)      (21)        -         561          -        (8)          -         54
Accounts Payable - Other                         19         -         -          32          0         -           -         51
Accrued & Other Current Liabilities           6,453         9         3       1,191         10       344           -      8,010
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Current Liabilites                      5,994       (12)        3       2,084         10       335           -      8,416

Other Long -Term Liabilities                    172         -         -        (167)         -         7           -         13
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Long -Term Liabilities                    172         -         -        (167)         -         7           -         13

Liabilities Subject to Compromise                 -       (22)    2,999           -          -     4,740           -      7,717
Net Operating Advance                         5,775     2,271    (1,606)     22,107        438      (277)     26,811     55,520
Additional Paid-in-Capital                        -         -     2,050           -          -         -           -      2,050
Retained Margins                             (6,761)   (2,237)   (3,446)    (23,494)      (439)      215     (26,811)   (62,972)
Other Equity                                      -         -         -      32,000          -         -           -     32,000
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Equity                                 (6,761)   (2,237)   (1,396)      8,506       (439)      215     (26,811)   (28,922)

                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Liabilities and Equity                  5,181         0         0      32,531         10     5,021           -     42,743
                                          ==========  ========  ========   =========  =========   =======   ========   =========

                          AGWAY DISCONTINUED OPERATIONS
                           CONSOLIDATING BALANCE SHEET
                                    July 2003


                                          AGRONOMY    SEEDWAY   BRUBAKER   TELMARK    SUNFLOWER   RETAIL     CORP        TOTAL
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Current Assets                              -         -         -           -          -         -          -           -
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Assets                                      -         -         -           -          -         -          -           -
                                          ==========  ========  ========   =========  =========   =======   ========   =========


                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Current Liabilites                          -         -         -           -          -         -          -           -

                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Long -Term Liabilities                      -         -         -           -          -         -          -           -

Net Operating Advance                         7,798     2,200     3,685     (32,118)       703         -      26,811      9,079
Retained Margins                             (7,798)   (2,200)   (3,685)     32,118       (703)        -     (26,811)    (9,079)
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Equity                                 (7,798)   (2,200)   (3,685)     32,118       (703)        -     (26,811)    (9,079)

                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Liabilities and Equity                      -         -         -           -          -         -          -           -
                                          ==========  ========  ========   =========  =========   =======   ========   =========

                                    RESIDUAL
                           CONSOLIDATING BALANCE SHEET
                                    July 2003


                                          AGRONOMY    SEEDWAY   BRUBAKER   TELMARK    SUNFLOWER   RETAIL     CORP       TOTAL
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Cash and Equivalents                            167         -         -      26,016         10         -          -      26,193
Trade and Notes Receivable, Net               3,148         0         -       3,159          -     1,619          -       7,926
Lease Receivables, Net                            -         -         -          85          -         -          -          85
Prepaid Expenses                                  5         -         -          13          -        20          -          37
Other Current Assets                             (0)        -         -          (0)         -     2,398          -       2,398
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Current Assets                          3,320         0         -      29,273         10     4,036          -      36,639

Other Security Investments                        -         -         0           -          -         -          -           0
Property, Plant & Equipment, Net                855         -         -           -          -       984          -       1,840
Long Term Lease Receivbles, Net                   -         -         -       3,259          -         -          -       3,259
Other Long -Term Assets                       1,005         -         -           0          -         0          -       1,005
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Assets                                  5,181         0         0      32,531         10     5,021          -      42,743
                                          ==========  ========  ========   =========  =========   =======   ========   =========


Current Installment of Subordinated Debt          -         -         -         300          -         -          -         300
Accounts Payable - Trade                       (478)      (21)        -         561          -        (8)         -          54
Accounts Payable - Other                         19         -         -          32          0         -          -          51
Accrued & Other Current Liabilities           6,453         9         3       1,191         10       344          -       8,010
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Current Liabilites                      5,994       (12)        3       2,084         10       335          -       8,416

Other Long -Term Liabilities                    172         -         -        (167)         -         7          -          13
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Long -Term Liabilities                    172         -         -        (167)         -         7          -          13

Liabilities Subject to Compromise                 -       (22)    2,999           -          -     4,740          -       7,717
Net Operating Advance                        (2,023)       71    (5,291)     54,225       (265)     (277)         -      46,441

Additional Paid-in-Capital                        -         -     2,050           -          -         -          -       2,050
Retained Margins                              1,037       (37)      239     (55,612)       264       215          -     (53,893)
Other Equity                                      -         -         -      32,000          -         -          -      32,000
                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Equity                                  1,037       (37)    2,289     (23,612)       264       215          -     (19,843)

                                          ----------  --------  --------   ---------  ---------   -------   --------   ---------
Total Liabilities and Equity                  5,181         0         0      32,531         10     5,021          -      42,743
                                          ==========  ========  ========   =========  =========   =======   ========   =========


                        AGWAY INC. CONSOLIDATED
                            INCOME STATEMENT
                               JULY 2003
    MONTH                (Thousands of Dollars)                YEAR TO DATE



  ACTUAL                                                          ACTUAL
-----------                                                   ----------------

    60,982                     Net Sales                               60,982

    45,730                   Cost of Sales                             45,730
-----------                                                   ----------------
    15,252                   Product Margin                            15,252

       774                  Service Revenue                               774
-----------                                                   ----------------
    16,026           Total Product Margin & Revenue                    16,026

                          Operating Expenses:
     3,669                   Manufacturing                              3,669
    13,529                    Distribution                             13,529
     1,740                      Selling                                 1,740
     3,755                   Administrative                             3,755
-----------                                                   ----------------
    22,693              Total Operating Expenses                       22,693

       291              Other Income / (Expense)                          291

    (6,376)                       EBIT                                 (6,376)

       162                  Interest Expense                              162
      (338)                 Interest Revenue                             (338)
-----------                                                   ----------------
      (176)              Interest Expense - Net                          (176)

    (6,200)            Pre-Tax Earnings / (Loss)                       (6,200)

     1,120              Reorganization Expenses                         1,120

        25           State Tax Expense / (Benefit)                         25
        25                    Total Taxes                                  25

    (7,345)      Net Margin From Continuing Operations                 (7,345)


-----------                                                   ----------------
    (7,345)           Final Net Earnings / (Loss)                      (7,345)
===========                                                   ================

                                       9

                        AGWAY INC. CONSOLIDATED
                       OPERATING EXPENSE BY TYPE
                               JULY 2003
    MONTH                (Thousands of Dollars)                YEAR TO DATE



    ACTUAL                    EXPENSE TYPE                             ACTUAL
-----------    -------------------------------------------    ----------------

     9,548                      SALARIES                                9,548
        24                    COMMISSIONS                                  24
     1,295                     INCENTIVES                               1,295
     2,017                   PAYROLL COSTS                              2,017
       123                  EMPLOYEE EXPENSE                              123
       613               PROFESSIONAL SERVICES                            613
        40              DATA PROCESSING EXPENSE                            40
        67                 CONTRACT SERVICES                               67
        15               TRASH REMOVAL EXPENSE                             15
       730                 CONTRACT TRUCKING                              730
       220                    RENT EXPENSE                                220
     1,081                    DEPRECIATION                              1,081
       (25)                    IMPAIRMENT                                 (25)
        76                    AMORTIZATION                                 76
        23            AMORTIZATION OF INTANGIBLES                          23
       250            AMORT OF DEFERRED DEBT COSTS                        250
       270                       TAXES                                    270
        57               REPAIRS & MAINTENANCE                             57
       578           AUTOMOTIVE & EQUIP RENTAL EXP                        578
        (3)            LEASED RAILCAR RENTAL EXP                           (3)
       393                 GAS/DIESEL/OIL EXP                             393
        63             LICENSE & REGISTRATION EXP                          63
         7               TIRES & TUBES EXPENSE                              7
         7                    TOLL EXPENSE                                  7
       891            REPAIRS & MAINT EQUIP & AUTO                        891
       363                 UTILITIES EXPENSE                              363
         4                 PAYLOADER EXPENSE                                4
       631               PLANT SUPPLIES EXPENSE                           631
       350               OFFICE SUPPLIES & EXP                            350
       375                 TELEPHONE EXPENSE                              375
       547           ADVERTISING & SALES PROMOTION                        547
         4                    SHOW EXPENSE                                  4
        28               RESEARCH & DEVELOPMENT                            28
       215                   TRAVEL EXPENSE                               215
        25                DUES & SUBSCRIPTIONS                             25
         6               CONTRIBUTIONS EXPENSE                              6
       103             CONFERENCES & MEETINGS EXP                         103
         -               COMMITTEE MEETINGS EXP                             -
        87           CERTIFIED MANAGER TRAINING EXP                        87
         -             TRUCK LOADING CHARGES EXP                            -
        49                 EDUCATION EXPENSE                               49
         -              FIELD RESEARCH SUPPLIES                             -
         3          COMMODITY REGISTRATIONS & TESTS                         3
        25                  TESTING EXPENSE                                25
         3                 CASH OVER & SHORT                                3
         -                 PENALTIES & FINES                                -
         1                   QUALITY CLAIMS                                 1
         7            DEMURRAGE CLAIMS & ICING EXP                          7
       199               LOSS ON DOUBTFUL ACCTS                           199
         -                  WARRANTY EXPENSE                                -
         -                REPRESENTATIVE COSTS                              -
         3                  MANAGEMENT FEES                                 3
       124                OVERHEAD ALLOCATION                             124
         -                  AFI NET EXPENSE                                 -
     1,000                 INSURANCE EXPENSE                            1,000
        94               ENVIRONMENTAL EXPENSE                             94
        57                   DIRECT CHARGES                                57
       400                   OTHER EXPENSE                                400
      (410)               RECOVERY OF EXPENSE                            (410)
       (49)                TRUCKING RECOVERY                              (49)
        89              OUTSIDE CONTRACT EXPENSE                           89
         -                PENSION CURTAILMENT                               -
         -              RECOVERY OF ADVERTISING                             -
-----------                                                   ----------------
    22,693              TOTAL OPERATING EXPENSES                       22,693
===========                                                   ================



                                     DEBTOR
                                INCOME STATEMENT
                                    JULY 2003
    MONTH                    (Thousands of Dollars)             LIFE TO DATE



  ACTUAL                                                          ACTUAL
-----------                                                   ----------------

    25,987                     Net Sales                              255,831

    20,514                   Cost of Sales                            200,934
-----------                                                   ----------------
     5,473                   Product Margin                            54,897

       773                  Service Revenue                             8,641
-----------                                                   ----------------
     6,246           Total Product Margin & Revenue                    63,538

                          Operating Expenses:
     3,669                   Manufacturing                             61,762
       197                    Distribution                             (1,339)
     1,187                      Selling                                 9,545
     2,729                   Administrative                            44,408
-----------                                                   ----------------
     7,782              Total Operating Expenses                      114,376

       283              Other Income / (Expense)                         (500)

    (1,253)                       EBIT                                (51,338)

       139                  Interest Expense                            1,779
      (674)                 Interest Revenue                           (6,993)
-----------                                                   ----------------
      (535)              Interest Expense - Net                        (5,214)

      (718)            Pre-Tax Earnings / (Loss)                      (46,124)

     1,120               Reorganization Charges                        31,472

       515           State Tax Expense / (Benefit)                      1,432
     1,729          Federal Tax Expense / (Benefit)                    (5,263)
-----------                                                   ----------------
     2,244                    Total Taxes                              (3,831)

    (4,082)      Net Margin From Continuing Operations                (73,765)

    (3,263)        Equity in Earnings of Subsidiaries                  29,672

         -         Non-Parent Discontinued Operations                 (17,810)

         -     Income / (Loss) on Disc. Ops. (Net of Taxes)              (835)
         -      Gain / (Loss) on Disposal (Net of Taxes)              (20,134)

-----------                                                   ----------------
    (7,345)           Final Net Earnings / (Loss)                     (82,872)
===========                                                   ================

                             AGWAY INC. CONSOLIDATED
                         CONSOLIDATING INCOME STATEMENT
                            YEAR TO DATE - JULY 2003
                             (Thousands of Dollars)

                                                                                      ELIMS &       AGWAY
                                             AG         CPG     ENERGY      CU/SS      OTHER       CONSOL
                                          ----------  --------  --------   ---------  ---------   ---------

Net Sales                                    18,003     8,220    34,964           -       (205)     60,982

Cost of Sales                                14,241     6,510    25,215           -       (236)     45,730
                                          ----------  --------  --------   ---------  ---------   ---------
Product Margin                                3,762     1,710     9,749           -         31      15,252

Service Revenue                                 774        (2)        -           -          2         774

                                          ----------  --------  --------   ---------  ---------   ---------
Total Product Margin & Revenue                4,536     1,708     9,749           -         33      16,026

Operating Expenses:
Manufacturing                                 2,682       943         -           -         44       3,669
Distribution                                      -         -    13,331           -        198      13,529
Selling                                         719       452       554           -         15       1,740
Administrative                                  959       420       975       1,006        395       3,755
                                          ----------  --------  --------   ---------  ---------   ---------

Total Operating Expenses                      4,360     1,815    14,860       1,006        652      22,693

Other Income / (Expense)                        172        (9)       53          86        (11)        291

EBIT                                            348      (116)   (5,058)       (920)      (630)     (6,376)

Interest Expense                                203        82       463           4       (590)        162
Interest Revenue                               (109)        -       (79)          -       (150)       (338)

                                          ----------  --------  --------   ---------  ---------   ---------
Interest Expense - Net                           94        82       384           4       (740)       (176)

Pre-Tax Earnings / (Loss)                       254      (198)   (5,442)       (924)       110      (6,200)

Reorganization Expenses                           -         -         -       1,120          -       1,120

State Tax Expense / (Benefit)                     -         -      (490)          -        515          25
Federal Tax Expense / (Benefit)                   -         -    (1,729)          -      1,729           -

                                          ----------  --------  --------   ---------  ---------   ---------
Total Taxes                                       -         -    (2,219)          -      2,244          25

Net Margin From Continuing Operations           254      (198)   (3,223)     (2,044)    (2,134)     (7,345)


                                          ----------  --------  --------   ---------  ---------   ---------
Final Net Earnings / (Loss)                     254      (198)   (3,223)     (2,044)    (2,134)     (7,345)
                                          ==========  ========  ========   =========  =========   =========


                                                AGWAY DISCONTINUED OPERATIONS & RESIDUAL
                                                     CONSOLIDATING INCOME STATEMENT
                                                        LIFE TO DATE - JULY 2003
                                                         (Thousands of Dollars)


                                   AGRONOMY    SEEDWAY   BRUBAKER   TELMARK     INSUR.     SUNFLOWER   RETAIL    CORP       CONSOL
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------

Net Sales                              6,852     2,745         -      35,409          -           -         -         -     45,006

Cost of Sales                          5,346     2,364         -      12,549          -         (16)       16         -     20,259
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Product Margin                         1,506       381         -      22,860          -          16       (16)        -     24,747

Service Revenue                          357         -         -         811          -           -         -         -      1,168
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Product Margin & Revenue         1,863       381         -      23,671          -          16       (16)        -     25,915

Operating Expenses:
Manufacturing                          3,301       729         -           -          -        (125)        -         -      3,905
Distribution                               -         -         -           -          -           -      (232)        -       (232)
Selling                                 (222)      565      (239)      5,198          -         (12)      127         -      5,417
Administrative                         1,645       181         -       5,854          -         (16)      316         -      7,980
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Operating Expenses               4,724     1,475      (239)     11,052          -        (153)      211         -     17,070

Other Income / (Expense)                  25        43         -        (343)         -           1       293         -         19

EBIT                                  (2,836)   (1,051)      239      12,276          -         170        66         -      8,864

Interest Expense                       1,444       389         -           -          -         (94)     (167)        -      1,572
Interest Revenue                      (1,063)      (44)        -        (279)         -           -        18         -     (1,368)
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Interest Expense - Net                   381       345         -        (279)         -         (94)     (149)        -        204

Pre-Tax Earnings / (Loss)             (3,217)   (1,396)      239      12,555          -         264       215         -      8,660


State Tax Expense / (Benefit)              -         -         -        (445)         -           -         -         -       (445)
Federal Tax Expense / (Benefit)            -         -         -      (4,792)         -           -         -         -     (4,792)
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Taxes                                -         -         -      (5,237)         -           -         -         -     (5,237)

Net Margin From Discontinued
 Operations                           (3,217)   (1,396)      239      17,792          -         264       215         -     13,897

Other Income / (Loss) on
  Disc. Ops. (Net of Taxes)                -         -         -          (1)         -           -         -     4,777      4,776
Gain / (Loss) on Disposal
  (Net of Taxes)                      (1,379)     (118)        -     (26,181)       639         121         -   (19,397)   (46,315)

                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Final Net Earnings / (Loss)           (4,596)   (1,514)      239      (8,390)       639         385       215   (14,620)   (27,642)
                                   ==========  ========  ========   =========  =========   =========   =======  ========   ========

                                                      AGWAY DISCONTINUED OPERATIONS
                                                     CONSOLIDATING INCOME STATEMENT
                                                        LIFE TO DATE - JULY 2003
                                                         (Thousands of Dollars)

                                                                                                                           DISC OPS
                                   AGRONOMY    SEEDWAY   BRUBAKER   TELMARK     INSUR.     SUNFLOWER   RETAIL    CORP       CONSOL
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------

Net Sales                              6,852     2,743         -      35,209          -           -         -         -     44,804

Cost of Sales                          5,347     2,437         -      11,946          -           -         -         -     19,730
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Product Margin                         1,505       306         -      23,263          -           -         -         -     25,074

Service Revenue                          357         -         -         806          -           -         -         -      1,163
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Product Margin & Revenue         1,862       306         -      24,069          -           -         -         -     26,237

Operating Expenses:
Manufacturing                          3,719       689         -           -          -           -         -         -      4,408
Selling                                  (20)      563         -       5,087          -           -         -         -      5,630
Administrative                         1,438       174         -       5,605          -           -         -         -      7,217
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Operating Expenses               5,137     1,426         -      10,692          -           -         -         -     17,255

Other Income / (Expense)                   1        35         -        (299)         -           -         -         -       (263)

EBIT                                  (3,274)   (1,085)        -      13,078          -           -         -         -      8,719

Interest Expense                       1,560       294         -           -          -           -         -         -      1,854
Interest Revenue                        (580)      (20)        -           -          -           -         -         -       (600)
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Interest Expense - Net                   980       274         -           -          -           -         -         -      1,254

Pre-Tax Earnings / (Loss)             (4,254)   (1,359)        -      13,078          -           -         -         -      7,465


State Tax Expense / (Benefit)              -         -         -       1,031          -           -         -         -      1,031
Federal Tax Expense / (Benefit)            -         -         -       3,675          -           -         -         -      3,675
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Taxes                                -         -         -       4,706          -           -         -         -      4,706

Net Margin From Discontinued
  Operations                          (4,254)   (1,359)        -       8,372          -           -         -         -      2,759

Other Income / (Loss) on
   Disc. Ops. (Net of Taxes)               -         -         -          (1)         -           -         -     4,777      4,776
Gain / (Loss) on Disposal
   (Net of Taxes)                     (1,379)     (118)        -     (26,181)       639         121         -   (19,397)   (46,315)

                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Final Net Earnings / (Loss)           (5,633)   (1,477)        -     (17,810)       639         121         -   (14,620)   (38,780)
                                   ==========  ========  ========   =========  =========   =========   =======  ========   ========


                                    RESIDUAL
                         CONSOLIDATING INCOME STATEMENT
                            LIFE TO DATE - JULY 2003
                             (Thousands of Dollars)


                                   AGRONOMY    SEEDWAY   BRUBAKER   TELMARK     INSUR.     SUNFLOWER   RETAIL    CORP       TOTAL
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------

Net Sales                                  -         2         -         200          -           -         -         -        202

Cost of Sales                             (1)      (73)        -         603          -         (16)       16         -        529
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Product Margin                             1        75         -        (403)         -          16       (16)        -       (327)

Service Revenue                            -         -         -           5          -           -         -         -          5
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Product Margin & Revenue             1        75         -        (398)         -          16       (16)        -       (322)

Operating Expenses:
Manufacturing                           (418)       40         -           -          -        (125)        -         -       (503)
Distribution                               -         -         -           -          -           -      (232)        -       (232)
Selling                                 (202)        2      (239)        111          -         (12)      127         -       (213)
Administrative                           207         7         -         249          -         (16)      316         -        763
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Operating Expenses                (413)       49      (239)        360          -        (153)      211         -       (185)

Other Income / (Expense)                  24         8         -         (44)         -           1       293         -        282

EBIT                                     438        34       239        (802)         -         170        66         -        145

Interest Expense                        (116)       95         -           -          -         (94)     (167)        -       (282)
Interest Revenue                        (483)      (24)        -        (279)         -           -        18         -       (768)
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Interest Expense - Net                  (599)       71         -        (279)         -         (94)     (149)        -     (1,050)

Pre-Tax Earnings / (Loss)              1,037       (37)      239        (523)         -         264       215         -      1,195


State Tax Expense / (Benefit)              -         -         -      (1,476)         -           -         -         -     (1,476)
Federal Tax Expense / (Benefit)            -         -         -      (8,467)         -           -         -         -     (8,467)
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Taxes                                -         -         -      (9,943)         -           -         -         -     (9,943)

Net Margin From
  Discontinued Operations              1,037       (37)      239       9,420          -         264       215         -     11,138


                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Final Net Earnings / (Loss)            1,037       (37)      239       9,420          -         264       215         -     11,138
                                   ==========  ========  ========   =========  =========   =========   =======  ========   ========

                                     DEBTOR
                            LIFE TO DATE - JULY 2003
                             (Thousands of Dollars)

                                                                                                              ELIMS &
                                          AGWAY INC   AGENCY    BRUBAKER   CB ADAMS   CB DEBERRY    FCI       OTHER     CONSOL
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Net Sales                                   193,881         -         -      26,613          -      37,930    (2,593)  255,831

Cost of Sales                               150,444         -         -      23,460         (2)     29,625    (2,593)  200,934
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------

Product Margin                               43,437         -         -       3,153          2       8,305         -    54,897

Service Revenue                               8,497       124         -           1          -          20        (1)    8,641

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Product Margin & Revenue               51,934       124         -       3,154          2       8,325        (1)   63,538

Operating Expenses:
Manufacturing                                53,596         -         -       3,049          -       5,116         1    61,762
Distribution                                 (1,339)        -         -           -          -           -         -    (1,339)
Selling                                       7,481         9         -         974          2       1,317      (238)    9,545
Administrative                               42,369       128         -         377        (35)      1,572        (3)   44,408
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------

Total Operating Expenses                    102,107       137         -       4,400        (33)      8,005      (240)  114,376

Other Income / (Expense)                       (756)        -         -         260         24         (28)        -      (500)

EBIT                                        (50,929)      (13)        -        (986)        59         292       239   (51,338)

Interest Expense                              1,569         -         -         194         81         431      (496)    1,779
Interest Revenue                             (7,460)        -         -           -          -         (29)      496    (6,993)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Interest Expense - Net                       (5,891)        -         -         194         81         402         -    (5,214)

Pre-Tax Earnings / (Loss)                   (45,038)      (13)        -      (1,180)       (22)       (110)      239   (46,124)

Reorganization Expenses                      29,956         -         -       1,516          -           -         -    31,472

State Tax Expense / (Benefit)                 1,432         -         -           -          -           -         -     1,432
Federal Tax Expense / (Benefit)              (5,263)        -         -           -          -           -         -    (5,263)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Taxes                                  (3,831)        -         -           -          -           -         -    (3,831)

Net Margin From
  Continuing Operations                     (71,163)      (13)        -      (2,696)       (22)       (110)      239   (73,765)

Equity in Earnings of Subsidiaries           26,831                                                            2,841    29,672

Non-Parent Discontinued Operations          (17,810)                                                               -   (17,810)

Income / (Loss) on Disc. Ops.
  (Net of Taxes)                               (835)        -         -           -          -           -         -      (835)
Gain / (Loss) on Disposal
  (Net of Taxes)                            (20,134)        -         -           -          -           -         -   (20,134)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Final Net Earnings / (Loss)                 (83,111)      (13)        -      (2,696)       (22)       (110)    3,080   (82,872)
                                          ==========  ========  ========   =========  =========   =========   =======  ========


                                     DEBTOR
                            MONTH TO DATE - JULY 2003
                             (Thousands of Dollars)

                                                                                                              ELIMS &
                                          AGWAY INC   AGENCY    BRUBAKER   CB ADAMS   CB DEBERRY    FCI       OTHER     CONSOL
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------

Net Sales                                    19,871         -         -       2,615          -       3,745      (244)   25,987

Cost of Sales                                15,543         -         -       2,241          -       2,975      (245)   20,514

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Product Margin                                4,328         -         -         374          -         770         1     5,473

Service Revenue                                 770         -         -           -          -           2         1       773

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Product Margin & Revenue                5,098         -         -         374          -         772         2     6,246

Operating Expenses:
Manufacturing                                 2,963         -         -         329          -         377         -     3,669
Distribution                                    197         -         -           -          -           -         -       197
Selling                                         988         -         -          61          -         138         -     1,187
Administrative                                2,478         -         -          34          -         215         2     2,729
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Operating Expenses                      6,626         -         -         424          -         730         2     7,782

Other Income / (Expense)                        297         -         -         (14)         -           -         -       283

EBIT                                         (1,231)        -         -         (64)         -          42         -    (1,253)

Interest Expense                                139         -         -          21          8          13       (42)      139
Interest Revenue                               (713)        -         -           -          -          (3)       42      (674)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Interest Expense - Net                         (574)        -         -          21          8          10         -      (535)

Pre-Tax Earnings / (Loss)                      (657)        -         -         (85)        (8)         32         -      (718)

Reorganization Expenses                       1,120         -         -           -          -           -         -     1,120

State Tax Expense / (Benefit)                   515         -         -           -          -           -         -       515
Federal Tax Expense / (Benefit)               1,729         -         -           -          -           -         -     1,729

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Taxes                                   2,244         -         -           -          -           -         -     2,244

Net Margin From Continuing Operations        (4,021)        -         -         (85)        (8)         32         -    (4,082)

Equity in Earnings of Subsidiaries           (3,324)                                                              61    (3,263)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Final Net Earnings / (Loss)                  (7,345)        -         -         (85)        (8)         32        61    (7,345)
                                          ==========  ========  ========   =========  =========   =========   =======  ========


                                   AGWAY INC.
                     MONTHLY CASH RECEIPTS AND DISBURSEMENTS
                                    Jul-2003
CONSOLIDATED
($ 000's)
Week Ending                                                                                       Month
                                           4-Jul     11-Jul     18-Jul     25-Jul      1-Aug     To Date
                                          Actual     Actual     Actual     Actual     Actual     Actual
                                          -------    -------    --------   -------   --------    --------
RECEIPTS
   Customer Receipts                       14,411     17,997     20,413     17,165     17,187     87,173
   Assets Sales                                 -          -          -          -          -          -
   Non-Operating                                -          -          -          -          -          -
   Other                                      502        651         90        190      1,953      3,386
                                          --------   --------   --------   --------   --------   --------
   Subtotal                                14,913     18,648     20,502     17,355     19,140     90,558
                                          --------   --------   --------   --------   --------   --------

DISBURSEMENTS
   Product Payments                        (9,964)   (11,235)   (14,174)   (15,650)   (10,591)   (61,614)
   Payroll/Benefits                        (1,430)    (4,381)    (1,478)    (3,511)    (1,318)   (12,118)
   Professional Fees                          (25)      (759)       (43)       (73)       (74)      (974)
   Capital Expenditures                      (250)       (21)       (45)      (289)      (425)    (1,030)
   Interest (External)                          -          -          -          -        (36)       (36)
   Financing Fees                            (137)         -          -          -       (147)      (284)
   Other                                   (1,100)    (1,699)    (7,048)    (3,010)    (1,640)   (14,497)
                                          --------   --------   --------   --------   --------   --------
   Subtotal                               (12,907)   (18,095)   (22,788)   (22,533)   (14,231)   (90,554)
                                          --------   --------   --------   --------   --------   --------

                                          --------   --------   --------   --------   --------   --------
NET CASH                                    2,006        552     (2,286)    (5,178)     4,909          4
--------
                                          --------   --------   --------   --------   --------   --------


                                          --------   --------   --------   --------   --------
Opening Revolver or (Excess Funds)        (72,733)   (74,792)   (78,881)   (72,714)   (68,226)
                                          --------   --------   --------   --------   --------
   Net Cash Flow                            2,006        552     (2,286)    (5,178)     4,909
   Float                                       53      3,536     (3,881)       690        102
                                          --------   --------   --------   --------   --------
Ending Revolver or (Excess Funds)         (74,792)   (78,881)   (72,714)   (68,226)   (73,237)
                                          --------   --------   --------   --------   --------
   Add: L/Cs                               34,416     34,416     34,416     34,416     35,116
                                          --------   --------   --------   --------   --------
Total Facility Need                        34,416     34,416     34,416     34,416     35,116
                                          --------   --------   --------   --------   --------

Credit Line Amount (CL)                   100,000    100,000    100,000    100,000    100,000

   Trade A/R                               51,912     51,512     43,089     41,731     41,523
   Deferred A/R                                 -          -        293        293        293
   Non-Fuel Inventory                       7,138      6,717      6,959      6,926      6,820
   Fuel Inventory                               -         91      1,258        802        200
                                          --------   --------   --------   --------   --------
Collateral Base before OA & CC             59,050     58,319     51,598     49,752     48,836
   Other Assets (OA)                            0          0          0          0
   95% L/C Cash Collateral (CC)            14,250     14,250     14,250     14,250     14,250
                                          --------   --------   --------   --------   --------
Total Collateral Base (CB)                 73,300     72,569     65,848     64,002     63,086

Total Availability (lesser of CL & CB)     73,300     72,569     65,848     64,002     63,086
   Less Other Reserves                     (2,000)    (2,000)    (2,000)    (2,000)    (2,000)
   Less Facility Need                     (34,416)   (34,416)   (34,416)   (34,416)   (35,116)
                                          --------   --------   --------   --------   --------
Excess Availability                        36,884     36,154     29,432     27,586     25,970
   Less Minimum Availability              (10,000)   (10,000)   (10,000)   (10,000)   (10,000)
                                          --------   --------   --------   --------   --------
Net Excess Availability                    26,884     26,154     19,432     17,586     15,970


                                 AGWAY ENERGY
                     MONTHLY CASH RECEIPTS AND DISBURSEMENTS
                                   JULY 2003


Energy only
($ 000's)                                                                                                Month
Week Ending                         4-Jul        11-Jul        18-Jul        25-Jul        1-Aug        To Date
                                   Actual        Actual        Actual        Actual       Actual        Actual
                                  ----------    ----------    ----------    ----------   ----------    ----------
Receipts
    Customer Receipts                 8,403        11,747        13,265        11,134       11,296        55,845
    Assets Sales                                        0                                                      0
    Non-Operating                                                                                              0
    Other                               166                           0                        345           511
                                  ----------    ----------    ----------    ----------   ----------    ----------
    Subtotal                          8,569        11,747        13,265        11,134       11,641        56,356
                                  ----------    ----------    ----------    ----------   ----------    ----------

Disbursements
    Product Payments                 (5,690)       (6,652)       (9,937)      (10,622)      (6,248)      (39,149)
    Payroll/Benefits                                                                                           0
    Professional Fees                   (25)          (42)          (43)          (42)         (34)         (186)
    Capital Expenditures               (250)          (21)          (45)         (289)        (425)       (1,030)
    Interest (External)                                                                                        0
    Financing Fees                                                                                             0
    Other                              (375)         (435)       (2,006)       (2,023)        (553)       (5,392)
                                  ----------    ----------    ----------    ----------   ----------    ----------
    Subtotal                         (6,340)       (7,150)      (12,031)      (12,976)      (7,260)      (45,757)
                                  ----------    ----------    ----------    ----------   ----------    ----------

                                  ----------    ----------    ----------    ----------   ----------    ----------
Net Cash                              2,229         4,597         1,234        (1,842)       4,381        10,599
--------
                                  ----------    ----------    ----------    ----------   ----------    ----------
                                                                                                       ----------

Memo: Payroll/Benefits               (1,027)       (2,369)       (1,027)       (2,143)        (999)       (7,565)
----------------------


Debtors Only
($ 000's)                                                                                                Month
Week Ending                         4-Jul        11-Jul        18-Jul        25-Jul        1-Aug        To Date
                                   Actual        Actual        Actual        Actual       Actual        Actual
                                  ----------    ----------    ----------    ----------   ----------    ----------

Receipts
    Customer Receipts                 6,008         6,250         7,148         6,031        5,891        31,328
    Assets Sales                          0             0             0             0            0             0
    Non-Operating                         0             0             0             0            0             0
    Other                               336           651            90           190        1,608         2,875
                                  ----------    ----------    ----------    ----------   ----------    ----------
    Subtotal                          6,344         6,901         7,237         6,221        7,499        34,202
                                  ----------    ----------    ----------    ----------   ----------    ----------

Disbursements

    Product Payments                 (4,274)       (4,583)       (4,237)       (5,028)      (4,343)      (22,465)

    Payroll/Benefits                 (1,430)       (4,381)       (1,478)       (3,511)      (1,318)      (12,118)
    Professional Fees                     0          (717)            0           (31)         (40)         (788)
    Capital Expenditures                  0             0             0             0            0             0
    Interest (External)                   0             0             0             0          (36)          (36)
    Financing Fees                     (137)            0             0             0         (147)         (284)
    Other                              (725)       (1,264)       (5,042)         (987)      (1,087)       (9,105)

                                  ----------    ----------    ----------    ----------   ----------    ----------
    Subtotal                         (6,567)      (10,945)      (10,757)       (9,557)      (6,971)      (44,797)
                                  ----------    ----------    ----------    ----------   ----------    ----------

                                  ----------    ----------    ----------    ----------   ----------    ----------
Net Cash                               (223)       (4,045)       (3,520)       (3,336)         528       (10,595)
--------
                                  ----------    ----------    ----------    ----------   ----------    ----------

------------------------------------------
Debtors
-------
Agway Inc.                         38,397
Agway General Agency                    0
Brubaker ACS LLC                        0
Country Best Adams LLC              2,600
Country Best DeBerry LLC                0
Feed Commodities Int'l LLC          3,800
                                ----------
   Total Debtors Disbursements     44,797
------------------------------------------

                                   AGWAY INC.
                          MONTHLY BANK ACCOUNT SUMMARY
                                   JULY 2003


LEGAL_NAME                   BANKNAME                     BANKCONTACT         BANKADDRESS
----------                   --------                     -----------         -----------
Agway Inc.
 dba Andgrow Fertilizer      Mellon Bank                  Ellen Hecker        Three Mellon Bank Ctr.,
                                                                              Rm 153-3530    Pittsburgh PA  15259-0001
Agway Inc.
 dba Milford Fertilizer      Mellon Bank                  Ellen Hecker        Three Mellon Bank Ctr.,
                                                                              Rm 153-3530    Pittsburgh PA 15259-0001
Agway Inc.                   JPMorgan Chase               Pauline Fortunato   4 New York Plaza, 15th Floor New York  NY  10004
Agway Inc.                   JPMorgan Chase               Pauline Fortunato   4 New York Plaza, 15th Floor New York  NY  10004
Agway Inc.                   JPMorgan Chase Bank          Donna Jacuk         500 Plum Street, 7th Floor   Syracuse  NY  13204
Agway Inc.                   JPMorgan Chase Bank          Donna Jacuk         500 Plum Street, 7th Floor   Syracuse  NY  13204
Agway Inc.                   JPMorgan Chase Bank          Pauline Fortunato   4 New York Plaza, 15th Floor New York  NY  10004
Agway Inc.                   JPMorgan Chase Bank          Donna Jacuk         500 Plum Street, 7th Floor   Syracuse  NY  13204
Agway Inc.                   JPMorgan Chase Bank          Donna Jacuk         500 Plum Street, 7th Floor   Syracuse  NY  13204
Agway Inc.                   JPMorgan Chase Bank          Kevin Clark         500 Plum Street              Syracuse  NY  13204
Agway Inc.                   JPMorgan Chase Bank          Donna Jacuk         500 Plum Street              Syracuse  NY  13204
Agway Inc.                   JPMorgan Chase Bank          Donna Jacuk         500 Plum Street, 7th Floor   Syracuse  NY  13204
Agway Inc.                   JPMorgan Chase Bank          Donna Jacuk         500 Plum Street, 7th Floor   Syracuse  NY  13204
Agway Inc.                   JPMorgan Chase Bank          Donna Jacuk         500 Plum Street, 7th Floor   Syracuse  NY  13204
Agway Inc.                   JPMorgan Chase Bank          Donna Jacuk         500 Plum Street, 7th Floor   Syracuse  NY  13204
Agway Inc.                   JPMorgan Chase Bank          Donna Jacuk         500 Plum Street              Syracuse  NY  13204
Agway Inc.                   JPMorgan Chase Bank          Donna Jacuk         500 Plum Street, 7th Floor   Syracuse  NY  13204
Agway Inc.                   JPMorgan Chase Texas         Jeremy Harman       601 Travis Street,18th Floor Houston   TX  77002
Agway Inc.                   JPMorgan Chase Texas         Jeremy Harman       601 Travis Street,18th Floor Houston   TX  77002
Agway Inc.                   JPMorgan Chase Texas         Jeremy Harman       601 Travis Street,18th Floor Houston   TX  77002
Agway Inc.                   JPMorgan Chase Texas         Jeremy Harman       601 Travis Street,18th Floor Houston   TX  77002
Agway Inc.                   JPMorgan Chase Texas         Jeremy Harman       601 Travis Street,18th Floor Houston   TX  77002
Agway Inc.                   M&T Bank                     Peter Marilley      101 S. Salina Street         Syracuse  NY  13221-4983
Agway Inc.                   National City Bank           Diane Coon          725 E. Big Beaver            Troy      MI  48084
Agway Inc.                   National City Bank           Diane Coon          725 E. Big Beaver            Troy      MI  48084
Agway Inc.,
 dba Country Best            Fleet Bank                   Brian Bisaccio      Shop City                    Syracuse  NY  13206
Agway Inc.                   M&T Bank                     Peter Marilley      P.O. Box 4983                Syracuse  NY  13221-4983
Country Best Adams LLC       Mellon Bank                  Ellen Hecker        Three Mellon Bank Ctr.,
                                                           Rm 153-3530                                     Pittsburgh PA  15259-0001
Agway Inc.,
 dba Country Best            Mellon Bank                  Ellen Hecker        Three Mellon Bank Ctr.,
                                                           Rm 153-3530                                     Pittsburgh PA  15259-0001
Country Best Adams LLC       Sun Trust Bank               Linda Love          Mail Code 207, P.O. Box 4418 Atlanta      GA  30302
Agway Inc.
 dba Country Best            Sun Trust Bank               Betty Friar         202 W. Reynolds Street       Plant City   FL  33566
Feed Commodities Int'l LLC   Chittenden Bank              David Nourse        One Court Street             Middlebury   VT  05753
Feed Commodities Int'l LLC   Chittenden Bank              David Nourse        One Court Street             Middlebury   VT  05753
Feed Commodities Int'l LLC   Greenfield Cooperative Bank  Erica Noel          63 Federal Street            Greenfield   MA  01331
Feed Commodities Int'l LLC   Merrill Merchants Bank       Diane Roy           27 Main Street               Pittsfield   ME  04967
Agway Inc.                   Allfirst Bank                Terry Kreider       210 E. Main St.              New Holland  PA  17557
Agway Inc.                   Bank of Hanover and
                              Trust Co.                   Lisa Bowersox       1275 York Rd.                Gettysburg   PA  17325
Agway Inc.                   Charter One                  Carol Karl          186 Robinson St.             Binghamton   NY  13904
Agway Inc.                   Citizens Bank                                    153 W. Orange St.            Shippensburg PA  17257
Agway Inc.                   Citizens Bank                                    153 W Orange Street          Shippensburg PA  17257
Agway Inc.                   Evergreen Bank               Marion Wagar        146 Main Street              Greenwich    NY  12834
Agway Inc.                   First American
                              National Bank of PA         Vicki Carbaugh      140 Main Street              Everett      PA  15537
Agway Inc.                   Fleet Bank                   Kathy Taladay       Main Street                  Waterville   NY  13480
Agway Inc.                   FNB of PA                    Mary Alice Deist    509 E. Main Street,
                                                                               P.O. Box 112                Somerset     PA  15501
Agway Inc.                   HSBC Bank USA                Rachel Galusha      Court St.Plaza,
                                                                              Kings Plaza,Main St.         Batavia      NY  14020
Agway Inc.                   HSBC Bank USA                Rachel Galusha      1 East Main St.              Falconer     NY  14733
Agway Inc.                   Key Bank                     Anne Chandler       125 East Main St.            Canton       NY  13617
Agway Inc.                   Mellon Bank                  Ellen Hecker        Three Mellon Bank Ctr.,
                                                                                Rm 153-3530                Pittsburgh PA  15259-0001
Agway Inc.                   West Milton State Bank       Rodney Smith        2005 Market Street           Lewisburg    PA  17837

                                   AGWAY INC.
                          MONTHLY BANK ACCOUNT SUMMARY
                                   JULY 2003


        ACCT_NUMBER               DIV       ACCT_TYPE              July '03
        -----------            ------      ---------            --------------

     8019713                AGRON       Lockbox                   $2,724.17


     8242133                AGRON       Lockbox                   $2,334.71
     102067931              CORP        Escrow                  $286,265.29
     102029901              CORP        Escrow                  $286,265.29
     0101199453             CORP        Depository                $2,018.06
     0241063700             CORP        Concentration         $1,495,967.61
     102036061              CORP        Escrow                $1,000,515.19
     103065736              CORP        Depository                $3,739.86
     550124888              CORP        Disbursement                  $0.00
     550142622              CORP        Depository           $15,000,000.00
     550147063              CORP        Savings              $14,427,881.77
     601251317              CORP        Disbursement                  $0.00
     601829435              CORP        Disbursement                  $0.00
     601861024              CORP        Disbursement                  $0.00
     601861040              CORP        Disbursement                  $0.00
     601866049              CORP        Checking                      $0.00
     777652714              CORP        Depository                    $3.53
     36036481               CORP        Savings              $57,062,300.00
     36040947               CORP        Savings              $57,062,300.00
     36044329               CORP        Savings              $57,062,300.00
     343937                 CORP        Savings              $57,062,300.00
     344054                 CORP        Savings              $25,704,151.00
     1002185237             CORP        Depository               $18,875.66
     884276044              CORP        Checking                  $7,727.34
     884276132              CORP        Checking                  $1,195.58

     9388810181             CPG         Depository                $6,177.00
     15004194393838         CPG         Depository               $44,566.16

     8234668                CPG         Lockbox                  $42,893.53


     8234676                CPG         Lockbox                  $63,065.38
     8801818595             CPG         Depository               $79,536.10

     99020317631            CPG         Depository               $16,747.40
     034549540              FCI         Disbursement             $39,387.33
     034563535              FCI         Depository              $320,674.05
     0150900312             FCI         Depository               $41,123.06
     9801312378             FCI         Depository              $184,689.04
     89274377               FEED        Depository                  $472.65

     0131571                FEED        Depository               $25,737.45
     4400582137             FEED        Depository                $4,952.06
     6100094138             FEED        Depository               $14,700.04
     6100094138             FEED        Depository                 "
     6240114825             FEED        Depository                $7,664.13

     0111190601             FEED        Depository               $50,656.82
     9428406862             FEED        Depository               $14,713.21

     80100684               FEED        Depository                 -$938.04

     204885752              FEED        Depository              $193,935.89
     204885752              FEED        Depository                 "
     329681014620           FEED        Depository              $224,726.34

     8019606                FEED        Lockbox                 $330,776.39
     3000166424             FEED        Depository                $9,668.82


                      AGWAY, INC. REORGANIZATION ACTIVITY
                                as of July 2003

                                                                                                   YEAR-TO-DATE
Chapter 11 Professionals                                               JULY 1          JULY            JULY
------------------------
                                                                        BALANCE      ACTIVITY        BALANCE
                                                                    -------------   ------------   -------------
Kroll Zolfo-Cooper (303100)                        Expensed                    -     196,352.55      196,352.55
Financial Advisors to Agway                        Unpaid/Accrued     546,421.55      58,549.02      604,970.57
                                                   Prepaid            312,409.55                     312,409.55
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -     137,803.53      137,803.53


WEIL, GOTSHAL & MANGES (303101)                    Expensed                    -     302,559.35      302,559.35
-------------------------------
Lead Bankruptcy Counsel for Agway                  Unpaid/Accrued     617,048.07     128,909.42      745,957.49
                                                   Prepaid            425,481.27                     425,481.27
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -     173,649.93      173,649.93


MENTER, RUDIN & TRIVELPIECE (303102)               Expensed                    -      40,388.73       40,388.73
------------------------------------
Local Bankruptcy Counsel for Agway                 Unpaid/Accrued     151,380.25       4,343.07      155,723.32
                                                   Prepaid            140,175.72                     140,175.72
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -      36,045.66       36,045.66


DONLIN, RECANO & COMPANY (303104)                  Expensed                    -      62,833.66       62,833.66
---------------------------------
Claims Administrator                               Unpaid/Accrued     150,512.05      (4,678.39)     145,833.66
                                                   Prepaid             35,000.00                      35,000.00
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -      67,512.05       67,512.05


RICHARDS, LAYTON & FINGER (303110)                 Expensed                    -                              -
----------------------------------
Legal Advisor                                      Unpaid/Accrued      16,074.97      (5,642.86)      10,432.11
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -       5,642.86        5,642.86


PACHULSKI, STANG, ZIEHL, YOUNG & JONES (303115)    Expensed                    -      36,084.93       36,084.93
-----------------------------------------------
Counsel for the Unsecured Creditors' Committee     Unpaid/Accrued     254,535.83     (18,685.69)     235,850.14
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -      54,770.62       54,770.62


ERNST & YOUNG (303116)                             Expensed                    -     153,469.00      153,469.00
----------------------
Unsecured Creditors' Committee Financial Advisor   Unpaid/Accrued     418,192.60      40,092.40      458,285.00
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -     113,376.60      113,376.60


GREEN, SEIFTER (303118)                            Expensed                    -       2,531.56        2,531.56
-----------------------
Unsecured Creditors' Committee Local Counsel       Unpaid/Accrued       8,677.00         416.51        9,093.51
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -       2,115.05        2,115.05


US TRUSTEE (303124)                                Expensed                    -      10,250.00       10,250.00
-------------------
                                                   Unpaid/Accrued      21,500.00      10,250.00       31,750.00
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -              -               -


GOLDSMITH-AGIO-HELMS (303111)                      Expensed                          131,985.34      131,985.34
-----------------------------
                                                   Unpaid/Accrued     283,937.30      55,707.19      339,644.49
                                                   Prepaid                                                    -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -      76,278.15       76,278.15


(1) GROOM LAW GROUP (303125)                       Expensed                    -      12,964.56       12,964.56
----------------------------
Benefit Plans Legal Advisor                        Unpaid/Accrued      70,920.39      (1,703.91)      69,216.48
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -      14,668.47       14,668.47


(1) BOND, SCHOENECK & KING (303109)                Expensed                    -     (57,219.62)     (57,219.62)
-----------------------------------
General Counsel of Agway                           Unpaid/Accrued     235,102.47      (2,472.03)     232,630.44
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -     (54,747.59)     (54,747.59)


(1) BUCK CONSULTING (303108)                       Expensed                          138,621.20      138,621.20
----------------------------
                                                   Unpaid/Accrued     255,603.80     107,385.80      362,989.60
                                                   Prepaid                                                    -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -      31,235.40       31,235.40


(1) PRICEWATERHOUSE COOPERS (303105)               Expensed                           10,000.00       10,000.00
------------------------------------
External Auditors                                  Unpaid/Accrued     552,500.00      10,000.00      562,500.00
                                                   Prepaid                                                    -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -              -               -


(1) SUTHERLAND, ASBILL & BRENNAN (303112)          Expensed                    -      35,045.81       35,045.81
-----------------------------------------
SEC Legal Counsel                                  Unpaid/Accrued      73,662.98      43,689.16      117,352.14
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -      (8,643.35)      (8,643.35)


SUB-TOTAL REORGANIZATION ONLY                      Expensed                    -    1,075,867.07   1,075,867.07
-----------------------------
                                                   Unpaid/Accrued   3,656,069.26     426,159.69    4,082,228.95
                                                   Prepaid            913,066.54              -      913,066.54
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -     649,707.38      649,707.38

(1) ONLY THE REORGANIZATION PORTION OF THE MONTHLY BILLING. REMAINDER OF BILLING
LISTED UNDER NON-REORG CHAP 11 PROFESSIONALS.


NON-REORGANIZATION CHAPTER 11                                                                      YEAR-TO-DATE
Professional Fees                                                      JULY 1          JULY            JULY
-----------------                                                      BALANCE       ACTIVITY        BALANCE
                                                                    -------------   ------------   -------------
(2) Groom Law Group (303125)                       Expensed                    -                              -
Benefit Plans Legal Advisor                        Unpaid/Accrued                                             -
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -              -               -


(2) BOND, SCHOENECK & KING (303109)                Expensed                    -                              -
-----------------------------------
General Counsel of Agway                           Unpaid/Accrued              -                              -
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -              -               -


(2) BUCK CONSULTING (303108)                       Expensed                                                   -
----------------------------
                                                   Unpaid/Accrued                                             -
                                                   Prepaid                                                    -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -              -               -


(2) PRICEWATERHOUSE COOPERS (303105)               Expensed                    -                              -
------------------------------------
External Auditors                                  Unpaid/Accrued              -                              -
                                                   Prepaid                                                    -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -              -               -


(2) SUTHERLAND, ASBILL & BRENNAN (303112)          Expensed                    -       8,643.35        8,643.35
-----------------------------------------
SEC Legal Counsel                                  Unpaid/Accrued              -                              -
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -       8,643.35        8,643.35


(2) Professional Services                          Expensed                    -                              -
State Street (303123)                              Unpaid/Accrued                                             -
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -              -               -


TOTAL NON-REORG CHAP 11 PROFESSIONALS              Expensed                    -       8,643.35        8,643.35
-------------------------------------
                                                   Unpaid/Accrued              -              -               -
                                                   Prepaid                     -              -               -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -       8,643.35        8,643.35
                                                                    =============   ============   =============

(2) NON-REORGANIZATION PORTION OF MONTHLY BILLING.

TOTAL REORG AND NON-REORG CHAP 11 PROFESSIONALS    Expensed                    -    1,084,510.42   1,084,510.42
-----------------------------------------------
                                                   Unpaid/Accrued   3,656,069.26     426,159.69    4,082,228.95
                                                   Prepaid            913,066.54              -      913,066.54
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -     658,350.73      658,350.73
                                                                    =============   ============   =============


UNSECURED CREDITORS' COMMITTEE                                                                     YEAR-TO-DATE
  Member Expense Reimbursement                                         JULY 1          JULY            JULY
------------------------------                                        BALANCE        ACTIVITY        BALANCE
                                                                    -------------   ------------   -------------
Ronald D. Spiering (303119)                        Expensed                    -                              -
                                                   Unpaid/Accrued              -                              -
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -              -               -


ROBERT L. KELLER (303120)                          Expensed                    -                              -
-------------------------
                                                   Unpaid/Accrued              -                              -
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -              -               -


WILLIAM T. SCHAUER (303121)                        Expensed                    -                              -
---------------------------
                                                   Unpaid/Accrued              -                              -
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -              -               -


RICHARD C. EMPERT (303122)                         Expensed                    -                              -
--------------------------
                                                   Unpaid/Accrued              -                              -
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -              -               -


TOTAL UNSECURED CREDITORS' COMMITTEE               Expensed                    -              -               -
------------------------------------
 MEMBER EXPENSE REIMBURSEMENT                      Unpaid/Accrued              -              -               -
-----------------------------
                                                   Prepaid                     -              -               -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -              -               -
                                                                    =============   ============   =============

                                                                                                  YEAR-TO-DATE
Other Expenses                                                         JULY 1          JULY            JULY
--------------                                                         BALANCE       ACTIVITY        BALANCE
                                                                    -------------   ------------   -------------
Professional Services                              Expensed                    -     176,300.00      176,300.00
MIP, Severance & Payroll Costs                     Unpaid/Accrued              -                              -
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -     176,300.00      176,300.00


PROFESSIONAL SERVICES                              Expensed                    -                              -
---------------------
Robinson, Lerer & Montgomery (303103)              Unpaid/Accrued              -                              -
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -              -               -


PROFESSIONAL SERVICES                              Expensed                    -                              -
---------------------
Taylor & Ives, Inc.                                Unpaid/Accrued              -                              -
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -              -               -


Professional Services                              Expensed                    -         500.62          500.62
Feed (000510)                                      Unpaid/Accrued                                             -
CPG (000060)                                       Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -         500.62          500.62


Professional Services                              Expensed                    -                              -
Feed Environmental (303126)                        Unpaid/Accrued                    191,220.00      191,220.00
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -    (191,220.00)    (191,220.00)


Professional Services                              Expensed                    -      40,000.00       40,000.00
State Street (303123)                              Unpaid/Accrued      40,000.00                      40,000.00
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -      40,000.00       40,000.00


Professional Services                              Expensed                    -                              -
AgriCapital (303107)                               Unpaid/Accrued              -     241,514.82      241,514.82
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -    (241,514.82)    (241,514.82)


Printing                                           Expensed                    -                              -
Quartier (303113)                                  Unpaid/Accrued              -                              -
Merrill Communications                             Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -              -               -


POSTAGE                                            Expensed                    -                              -
-------
Donlin Recano (303104)                             Unpaid/Accrued              -                              -
Quartier (303113)                                  Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -              -               -


WEB UPDATING                                       Expensed                    -                              -
------------
RWAY Communications (303114)                       Unpaid/Accrued              -                              -
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -              -               -


TELECONFERENCING                                   Expensed                    -       1,317.72        1,317.72
----------------
MCI WorldCom (303117)                              Unpaid/Accrued              -                              -
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -       1,317.72        1,317.72


TRAVEL                                             Expensed                    -       2,123.00        2,123.00
------
    CPG                                            Unpaid/Accrued              -                              -
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -       2,123.00        2,123.00


CONFERENCE & MEETINGS - MEALS                      Expensed                    -         537.34          537.34
-----------------------------
    Fine Host                                      Unpaid/Accrued              -                              -
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -         537.34          537.34


CONFERENCE & MEETINGS                              Expensed                    -                              -
---------------------
    OnCenter                                       Unpaid/Accrued              -                              -
                                                   Prepaid                     -                              -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -              -               -


TOTAL OTHER EXPENSES                               Expensed                    -     220,778.68      220,778.68
--------------------
                                                   Unpaid/Accrued      40,000.00     432,734.82      472,734.82
                                                   Prepaid                     -              -               -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -    (211,956.14)    (211,956.14)
                                                                    =============   ============   =============

GRAND TOTAL OF ALL EXPENSES                        Expensed                    -    1,305,289.10   1,305,289.10
---------------------------
                                                   Unpaid/Accrued   3,696,069.26     858,894.51    4,554,963.77
                                                   Prepaid            913,066.54              -      913,066.54
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -     446,394.59      446,394.59
                                                                    =============   ============   =============


Total Restructuring\Reorganization                 Expensed                    -    1,296,645.75   1,296,645.75
                                                   Unpaid/Accrued   3,696,069.26     858,894.51    4,554,963.77
                                                   Prepaid            913,066.54              -      913,066.54
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -     437,751.24      437,751.24
                                                                    =============   ============   =============


Total Non-Restructuring\Reorganization             Expensed                    -       8,643.35        8,643.35
                                                   Unpaid/Accrued              -              -               -
                                                   Prepaid                     -              -               -
                                                                    -------------   ------------   -------------
                                                   Cash Paid                   -       8,643.35        8,643.35
                                                                    =============   ============   =============